AMENDMENT N° 15

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

Iridium Satellite LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

PREAMBLE

This Amendment N° 15 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium NEXT System, as amended, (the “Contract”) is entered into on this 11th day of June, 2013 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, the Parties have agreed that certain “[***]” tests of Satellite components are required due to the “[***]”;

WHEREAS, Contractor has provided to Purchaser quotation TAS-13-CI/DCE-92, dated April 22, 2013, in the amount of “[***]” US Dollars (US$“[***]”) for such “[***]” tests;

WHEREAS, Purchaser issued an email to Contractor, dated May 3, 2013, accepting Contractor’s quotation; and

WHEREAS, the Parties now desire to amend Article 4 and Exhibit D of the Contract in accordance with the terms and conditions provided for in this Amendment.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1:        The Base Contract Price set forth in Article 4.1 of the Contract is hereby increased by “[***]” U.S. Dollars (US$“[***]”) to a new Base Contract Price of not more than “[***]” U.S. dollars (US$“[***]”).

Article 2:        Exhibit D of the Contract is hereby revised to add the following separate milestone payment schedule applicable to the “[***]”.

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Article 3:        This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 4:        All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy      Iridium / Thales Alenia Space Confidential & Proprietary

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IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ Scott Smith	/s/ Nathalie Smirnov
S. Scott Smith	Nathalie Smirnov

Executive Vice President	Executive Vice President
Technology Development and Satellite Operations	Business Line Telecommunications

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy       Iridium / Thales Alenia Space Confidential & Proprietary

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